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                                                                 EXHIBIT 10.2(c)

                     SECURED PROMISSORY NOTE - NON-RECOURSE

$393,820.80                                                   New York, New York
                                                                   June 11, 2001


                  FOR VALUE RECEIVED, Richard McVey, residing at
                            (the "Maker") promises to pay to the order of Market
Axess Inc. (the "Company"), at 140 Broadway, 42nd Floor, New York, NY 10005 or such other place as the Company may designate in writing, in lawful money of the United States of America, the principal amount of $393,820.80, together with accrued interest on all unpaid portions of such amount from the date of the advance until repayment (the "Note"). This Note bears interest at a rate per annum equal to the "Applicable Federal Rate," which is necessary to prevent such interest from being treated as "below market," as such terms are defined in the Internal Revenue Code of 1986, as amended, for the month in which this Note is executed and delivered.

                  The Maker promises to pay the principal and interest due hereunder in lawful money of the United States of America and in immediately available funds as follows: (i) twenty percent (20%) of the principal and accrued interest (the "Initial Payment Amount") on the six (6) year anniversary of the date hereof, (ii) an amount equal to the Initial Payment Amount on each of the seventh, eighth, ninth and tenth year anniversary of the date hereof and
(iii) all then outstanding principal and accrued interest on the eleventh anniversary of the date hereof. The Maker agrees that this Note shall be non-recourse.

                  Payments due under this Note shall be made without set-off, deduction or counterclaim of any kind whatsoever. The Maker may prepay this Note in whole or in part at any time or from time to time, without premium or penalty. Any amounts paid under this Note shall first be credited to accrued interest and then to principal. As security for payment of this Note, the Maker shall grant the Company a security interest in the common stock of the Company the Maker acquires pursuant to the Restricted Stock Purchase Agreement dated as of the date hereof.

                  If any of the following events (each an "Event of Default") shall occur:

         (i) The Maker shall fail to pay the principal of, or interest on, this Note, when and as such principal or interest shall be due and payable, whether at maturity, by acceleration or otherwise;

         (ii) Any representation or warranty made by the Maker to the Company shall prove to have been incorrect in any material respect on or as of the date made;

         (iii) The Maker shall default in the performance or observance of any term, covenant, condition or agreement contained in any agreement between the Maker and the Company, and such default shall continue unremedied for a period of ten (10) days after notice thereof shall have been given by the Company to the Maker;
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         (iv) An Event of Default shall occur under any other indebtedness of the Maker for borrowed money; or

         (v) The Maker (i) shall be unable to, or shall admit in writing his inability to, pay his debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, or shall petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for him or a substantial part of his assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have any such petition or application filed or any such proceeding commenced against him in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period of sixty (60) days or more; or (v) by any act or omission shall indicate his consent to, approval of, or acquiescence in any such petition, application, or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of his properties; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more;

then, and in any such event, the holder of this Note may, by notice to the Maker, declare this Note, all interest hereon, and all other amounts payable hereunder to be forthwith due and payable, whereupon this Note, all such interest, and all such amounts shall become and be forthwith due and payable.

                  No delay or omission on the part of the Company in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Company, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Maker hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note and agrees to pay all costs of enforcement and collection, including reasonable attorneys' fees actually incurred in the collection of this Note (which costs may be added to the principal amount due under this Note and be receivable therewith). Any notice, request, or presentation to or upon the Company in respect of this Note may be given or made in writing and shall be deemed to be duly given if delivered personally, by registered or certified mail, postage prepaid, or by a nationally recognized overnight courier service to the address set forth above or, if any other address shall at any time be designated for this purpose by the Maker in writing to the Company, to such other address.

                  The terms of this Note shall be construed under the internal laws of the State of New York without reference to its rules as to conflicts of laws.

                  THE MAKER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK. THE MAKER CONSENTS AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER HIS PERSON BY ANY SUCH COURT HAVING JURISDICTION


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OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON
HIM, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO THE MAKER AT HIS ADDRESS SET FORTH ABOVE.

                  IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, THE UNDERSIGNED WAIVES TRIAL BY JURY, AND THE UNDERSIGNED ALSO WAIVES (i) THE RIGHT TO INTERPOSE ANY SETOFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION; (ii) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE; AND
(iii) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

                  This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.

                  If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

                  This Note shall bind the Maker and his heirs, successors and assigns, and shall inure to the benefit of the Company and its successors and assigns.

                  IN WITNESS WHEREOF, the undersigned has executed this Note on the day and year first above written.
                                                 /s/ Richard McVey
                                                 ______________________________
                                                 Richard McVey

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